Exhibit 99.1

Esports Entertainment Group Reports Fourth Quarter and Fiscal Year 2021 Results

Q4 revenue up 63% over Q3 to $8.8 million

$16.8 million revenue generated for fiscal year 2021

 Stockholders’ equity increased to $74.8M, up from $63.4M over FY20

Company reaffirms FY22 revenue guidance of $100M to $105M

Newark, New Jersey – October 13, 2021 (GLOBE NEWSWIRE): Esports Entertainment Group, Inc. (NasdaqCM: GMBL, GMBLW) (or the “Company”) today announced financial results for its fourth quarter and fiscal year ended June 30, 2021.

Fiscal Fourth Quarter 2021 and Recent Operational Highlights

●	Completed acquisitions of Helix eSports and ggCircuit
●	Completed acquisition of BetHard, the B2C business of Gameday Group, adding Swedish and Spanish gaming licenses and substantially increasing revenue base
●	New Jersey gaming license formally accepted by NJ Division of Gaming Enforcement in May 2021
●	Opened New Jersey office and expanded hiring ahead of VIE US launch
●	Completed $35 million private placement of convertible notes with $17.50 conversion price
●	Partnered with Square, the world-leading point of sale and payment processing provider, to integrate it’s payment solution into ggLeap, a premium esports center management software
●	Partnered with Game Fund Partners to become a part of their venture capital arm and a new planned $300 million game fund
●	Continued to expand partnerships with professional sports teams, becoming official tournament sponsor for the Cleveland Cavaliers, New York Rangers, Indianapolis Colts, Tampa Bay Buccaneers, LA Chargers, and LAFC
●	Partnered with Pro Football Retired Players Association, a national membership organization that develops benefits and programs for retired NFL players, to be its official esports partner and tournament provider
●	Partnered with Hall of Fame Resort and Entertainment Company to become the official esports provider for the Hall of Fame Village powered by Johnson Controls, joining Topgolf Swing Suites and Don Shula’s among others
●	Signed agreement with Associated Students of UCLA to launch state-of-the-art Helix eSports gaming facility inside Ackerman Union, located in the heart of UCLA’s campus
●	Launched crypto mining application at ggCircuit enabled LAN centers

●	Launched “pay-and-play” casino brand targeting the Finnish gaming market
●	Partnered with Indian Gaming Esports Association and Spectrum Gaming to bring esports to tribal nations and casinos
●	Partnered with Liquipedia.net to create the most community-centric and responsible betting integration in esports
●	Launched InVIE esports tournament series with Dota 2 Season 1 in South America
●	Became official gambling sponsor of Beyond the Summit’s May 2021 CS:GO tournament; Beyond the Summit is one of the world’s largest esports networks
●	Partnered with Riot Games to host the Summer 2021 North American LCS Proving Grounds tournament
●	The Company’s Helix eSports subsidiary partnered with GUNNAR Optiks, the leader in blue-light gaming and computer glasses
●	Signed agreement to co-produce the 24th Annual East Coast Gaming Congress in Atlantic City
●	Signed exclusive content partnership with ESTV EsportsTV, the world’s first 24-7 live linear video channel dedicated to esports
●	Partnered with SG Esports, a Brazilian professional gaming organization, as their primary jersey sponsor
●	Partnered with Real Cricket 20, the world’s top mobile cricket game, to provide software integration services for the dafaNEWS Ecricket World Series
●	The Company’s SportNation brand nominated for eGaming’s Marketing Campaign of the Year Award
●	Partnered with Alpha Esports Tech to design computer vision technology for automated scoring

Fiscal Fourth Quarter 2021 Financial Results

●	Net revenue of $8.8 million, up $8.8 million over 4Q20 and up 63% compared to 3Q21’s $5.4 million
●	Gross profit of $5.2 million, up $5.2 million over 4Q20 and up 69% compared to 3Q21’s $3.1 million
●	Gross margin as a percentage of net sales was 59%, compared to 57% in 3Q21
●	Sales and marketing expenses of $5.1 million, up from $0.3 million in 4Q20 and compared to $2.4 million in 3Q21
●	General and administrative expenses of $10.5 million, up from $1.8 million in 4Q20 and compared to $6.3 million in 3Q21
●	Operating loss of $10.5 million, up from a loss of $2.1 million in 4Q20 and compared to $5.6 million in 3Q21
●	GAAP Net loss of $4.8 million or ($2.80) per basic common share, up from a net gain of $1.9 million or $2.09 per basic common share in 4Q20 and compared to a net loss of $12.4 million or ($0.73) per share in 3Q21
●	Non-GAAP adjusted EBITDA* of ($5.5 million), compared to adjusted EBITDA of ($0.9 million) in 4Q20 and compared to adjusted EBITDA of $2.1 million in 3Q21

Full Year Fiscal 2021 Financial Results

●	Net revenue of $16.8 million, up $16.8 million over FY20
●	Gross profit of $8.9 million, up $8.9 million over FY20

●	Gross margin as a percentage of net sales was 53%
●	Sales and marketing expenses of $10.0 million, up $9.7 million over FY20
●	General and administrative expenses of $24.6 million, up $3.7 million over FY20
●	Operating loss of $25.7 million, up $21.7 million over FY20
●	GAAP net loss of $26.4 million or $1.68 per basic common share, compared to a net loss of $10.4 million or $1.50 per share in FY20
●	Non-GAAP adjusted EBITDA* of ($14.0 million), compared to adjusted EBITDA of ($2.3 million) in FY20
●	Stockholders’ equity increased $63.4 million to $78.8 million at the end of FY21, up from $11.4 million at the end of FY20

* Reconciliation on non-GAAP financial measures provided in the tables of this press release.

Fiscal 2022 Financial Outlook

The Company expects net revenue to increase by at least 490% to $100 million to $105 million in FY22, driven primarily by the multiple acquisitions completed in calendar 2021.

Management Commentary

“The formidable foundation we built since our 2020 IPO drove strong performance in the fourth quarter and sets the stage for achieving significant growth in FY22. Based on a new record single-day performance of our iGaming division in late September, I am extremely confident in our ability to hit our guidance target,” added Grant Johnson, CEO of Esports Entertainment Group. “The partnerships we have formed, from top professional sports teams to industry-leading esports and gaming companies, clearly demonstrate the strength of our expansive product and service portfolio, and I believe our future is very bright as we continue to execute on our rapid expansion strategy driven by the solidification of our market position and the ongoing growth of our unique assets.”

Conference Call

Esports Entertainment Group will host a conference call and webcast today, Wednesday, October 13, at 5:00 p.m. ET to answer questions about the Company’s operational and financial highlights for its fourth quarter and fiscal year 2021 as well as other recent developments.

Date:	Wednesday, October 13, 2021

Time:	5:00 p.m. Eastern Time

Live Call:	+1-800-437-2398 (U.S. Toll-Free) or +1-323-347-3294 (International)

Webcast:	http://public.viavid.com/index.php?id=146743

For interested individuals unable to join the conference call, a dial-in replay of the call will be available until October 27 and can be accessed by dialing +1-844-512-2921 (U.S. Toll Free) or +1-412-317-6671 (International) and entering replay pin number: 6234338.

About Esports Entertainment Group

Esports Entertainment Group is a full stack esports and online gambling company fueled by the growth of video-gaming and the ascendance of esports with new generations. Our mission is to help connect the world at large with the future of sports entertainment in unique and enriching ways that bring fans and gamers together. Esports Entertainment Group and its affiliates are well-poised to help fans and players to stay connected and involved with their favorite esports. From traditional sports partnerships with professional NFL/NHL/NBA/FIFA teams, community-focused tournaments in a wide range of esports, and boots-on-the-ground LAN cafes, EEG has influence over the full-spectrum of esports and gaming at all levels. The Company maintains offices in New Jersey, the UK and Malta. For more information visit www.esportsentertainmentgroup.com.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

U.S. Investor Relations

RedChip Companies, Inc.

Dave Gentry

407-491-4498

dave@redchip.com

Media Inquiries

brandon.apter@esportsentertainmentgroup.com

Investor Relations Inquiries

Jeff@esportsentertainmentgroup.com

Esports Entertainment Group, Inc.

Condensed Consolidated Balance Sheets

	June 30, 2021	June 30, 2020

ASSETS

Current assets
Cash	$19,917,196	$12,353,307
Restricted cash	3,443,172	-
Accounts receivable, net	136,681	-
Receivables reserved for users	2,290,105	-
Other receivables	658,745	-
Deposit on business acquisition	-	500,000
Prepaid expenses and other current assets	3,264,344	263,345
Total current assets	29,710,243	13,116,652

Equipment, net	726,942	8,041
Operating lease right-of-use asset	1,272,920	-
Intangible assets, net	45,772,555	2,000
Goodwill	40,937,370	-
Other non-current assets	1,315,009	6,833

TOTAL ASSETS	$119,735,039	$13,133,526

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses	$8,458,689	$811,549
Liabilities to customers	3,057,942	-
Deferred revenue	22,110	-
Liabilities to be settled in stock	-	927,855
Current portion of long-term debt	223,217	-
Operating lease liability - current	414,215	-
Total current liabilities	12,176,173	1,739,404

Long-term debt	6,523,804	-
Warrant liability	23,500,000	-
Deferred income taxes	1,870,861	-
Operating lease liability - non-current	878,809	-

Total liabilities	44,949,647	1,739,404

Commitments and contingencies (Note 14)

Stockholders’ equity
Preferred stock $0.001 par value; 10,000,000 shares authorized, none issued and outstanding	-	-
Common stock $0.001 par value; 500,000,000 shares authorized, 21,896,145 and 11,233,223 shares issued and outstanding as of June 30, 2021 and June 30, 2020, respectively	21,896	11,233
Additional paid-in capital	122,341,002	31,918,491
Accumulated deficit	(46,908,336)	(20,535,602)
Accumulated other comprehensive loss	(669,170)	-
Total stockholders’ equity	$74,785,392	11,394,122

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$119,735,039	$13,133,526

Esports Entertainment Group, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Loss

	Year Ended June 30,
	2021	2020

Net revenue	$16,783,914	$-

Operating costs and expenses:
Cost of revenue	7,861,317	-
Sales and marketing	10,038,524	322,517
General and administrative	24,610,511	3,727,198
Total operating expenses	42,510,352	4,049,714

Operating loss	25,726,438	4,049,714

Other income (expense):
Interest expense	(698,973)	(1,995,458)
Net amortization of debt discount and premium on convertible debt	-	(1,156,877)
Change in fair value of derivative liabilities	-	(2,432,302)
Change in fair value of warrant liability	(1,549,924)	-
Change in fair value of contingent consideration	(1,748,607)	-
Loss on extinguishment of debt	-	(2,795,582)
Gain on warrant exchange	-	1,894,418
Other non-operating income (loss)	(460,328)	186,498
Total other expense	(4,457,832)	(6,299,303)

Loss before income taxes	30,184,270	10,349,017

Income tax benefit (expense)	3,811,536	(2,398)

Net loss	$26,372,734	$10,351,415

Basic and diluted loss per common share	$(1.68)	$(1.50)
Weighted average number of common shares outstanding, basic and diluted	15,697,058	6,880,321

Esports Entertainment Group, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Loss

	Quarter Ended June 30
	Q4 2021	Q4 2020

Net revenue	8,800,621	-

Operating costs and expenses:
Cost of revenue	3,611,428	-
Sales and marketing	5,146,836	322,517
General and administrative	10,528,001	1,814,328
Total operating expenses	19,286,264	2,136,844

Operating loss	10,485,643	2,136,844

Other income (expense):
Interest expense	(699,372)	290,334
Net amortization of debt discount and premium on convertible debt	-	68,328
Change in fair value of derivative liabilities	-	3,433,149
Change in fair value of warrant liability	3,180,000	-
Change in fair value of contingent consideration	(442,803)	-
Loss on extinguishment of debt	-	-
Gain on warrant exchange	-	-
Other non-operating income (loss)	(194,625)	212,277
Total other expense	1,843,200	4,004,088

Loss (income) before income taxes	8,642,443	(1,867,244)

Income tax benefit (expense)	3,811,536	(2,398)

Net loss (income)	$4,830,907	$(1,864,846)

Basic and diluted loss (income) per common share	0.23	(0.20)
Weighted average number of common shares outstanding, basic and diluted	20,838,032	9,560,878

Non GAAP Items

Net income (loss)	$(4,830,907)	$1,864,846
Increase / (decrease) to adjusted EBITDA
Interest	$699,372	$(290,334)
Income tax	$(3,811,536)	$2,398
Depreciation and amortization	$1,891,636	$2,618
Shared based compensation	$1,074,608	$1,165,802
Transaction cost	$2,073,641	$-
Settlement of litigation	$(44,497)	$35,771
Other non-operating cost	$194,842	$(212,277)
Change in fair value of warrant liability	$(3,180,000)	$-
Change in fair value of contingent consideration	$442,803	$-
Net amortization of debt discount and premium on convertible debt	$-	$(68,328)
Change in fair value of derivative liabilities	$-	$(3,433,149)
Loss on extinguishment of debt	$-	$-
Gain on warrant exchange	$-	$-

Adjusted EBITDA loss	$(5,490,038)	$(932,653)

Adjusted EBITDA

The table below presents our Adjusted EBITDA reconciled to our net loss, the closest U.S. GAAP measure, for the periods indicated:

	Year Ended June 30,
	2021	2020

Net income (loss)	$(26,372,734)	$(10,351,415)

Adjusted for:
Interest	698,973	1,995,458
Income tax	(3,811,536)	2,398
Depreciation and amortization	3,578,797	20,631
Shared based compensation	4,129,726	1,614,236
Transaction cost	3,509,429	-
Settlement of litigation	464,409	114,226
Other non-operating cost	460,328	(186,498)
Change in fair value of warrant liability	1,549,924	-
Change in fair value of contingent consideration	1,748,607	-
Net amortization of debt discount and premium on convertible debt	-	1,156,877
Change in fair value of derivative liabilities	-	2,432,302
Loss on extinguishment of debt	-	2,795,582
Gain on warrant exchange	-	(1,894,418)
Adjusted EBITDA loss	$(14,044,077)	$(2,300,621)

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses adjusted EBITDA, a non-GAAP financial measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses this non-GAAP financial measure for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that it provides useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measure used by the Company in this press release may be different from the methods used by other companies.

We define and calculate Adjusted EBITDA as net loss before the impact of interest income or expense, income tax expense or benefit, depreciation and amortization, and further adjusted for the following items: stock-based compensation, transaction-related costs, non-core litigation, settlement and related costs, remeasurement of warrant liabilities, and certain other non-recurring, non-cash or non-core items, as described in the reconciliation below.

Adjusted EBITDA excludes certain expenses that are required in accordance with U.S. GAAP because they are non-recurring items (for example, in the case of transaction-related costs), non-cash expenditures (for example, in the case of depreciation, amortization, and stock-based compensation), or are not related to our underlying business performance (for example, in the case of interest income and expense and litigation settlement and related costs).